SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K/A

                            AMENDMENT NO. 2 TO
                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): August 6, 2000


                      ADVANCED WIRELESS SYSTEMS, INC.
          (Exact name of registrant as specified in its charter)


                  ALABAMA                  0-26533         63-1205304
      (State or other jurisdiction of   (Commission      (IRS Employer
      incorporation or  organization)   File Number)   Identification No.)


                       716 COLLEGE AVENUE, SUITE A-2
                       SANTA ROSA, CALIFORNIA 95404
                  (Address of principal executive office)

                Issuer's telephone number:    707-576-1008


       PURCHASE OF ALL OF THE ASSETS OF DAYBREAK AUTO RECOVERY, INC.

On September 8, 2000, Advanced Wireless Systems, Inc. (the "Company" or "AWSS") purchased all of the stock of Daybreak Auto Recovery, Inc. ("Daybreak"), pursuant to the Plan and Agreement of Reorganization ("Agreement") between AWSS and Daybreak. Prior to the purchase, Daybreak operated as Northern California's largest automobile repossession company. Daybreak was founded November 1998 by Brent Doyle. We purchased the stock of Daybreak for 2,667,000 shares of our common stock. This Amendment No. 2 to the Form 8-K dated August 6, 2000, incorporates as Exhibit 2.8 the Plan and Agreement of Reorganization, by and between Daybreak Auto Recovery, Inc., and Advanced Wireless Systems, Inc., September 8, 2000, which was inadvertantly omitted from previous filings.

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ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

The audited financial statements for Digital Wireless Systems, Inc., and Daybreak Auto Recovery, Inc., and pro forma, unaudited statements reflecting the combined entities, are incorporated by reference to the Company's Form 8-K/A-1, filed with the SEC on April 27, 2001.

EXHIBITS

2.1* Plan of Reorganization, In Re: Digital Wireless Systems, Inc., Debtor,
     Case No. 398-10899, U.S. Bankruptcy Court, Middle District of Tennessee, dated March 7, 2000.

2.2* Debtor's Modification to Plan of Reorganization, In Re: Digital
     Wireless Systems, Inc., Debtor, Case No. 398-10899, U.S. Bankruptcy Court, Middle District of Tennessee, filed May 23,2000.

2.3* Amended Disclosure Statement, In Re: Digital Wireless Systems, Inc.,
     Debtor, Case No. 398-10899, U.S. Bankruptcy Court, Middle District of Tennessee, dated April 14, 2000.

2.4* Asset Purchase Agreement by and between Digital Wireless Systems,
     Inc., as Debtor and Advanced Wireless Systems, Inc., as Purchaser, February 15, 2000.

2.6* Closing Agreement between Digital Wireless Systems, Inc., and Advanced
     Wireless Systems, Inc., entered on August 6, 2000.

2.7* Escrow Agreement with respect to 284,410 units of equity of Advanced
     Wireless Systems, Inc.

2.8**Plan and Agreement of Reorganization, by and between Daybreak Auto
     Recovery, Inc., and Advanced Wireless Systems, Inc., September 8,
     2000.

4.1* Form of Warrant Agreement.

4.2* Form of Series C Warrant Certificate.

4.3* Form of Series D Warrant Certificate.

4.4* Form of Series E Warrant Certificate.

4.5* Form of Series F Warrant Certificate.

10.1*Spectrum Lease Agreement between Digital Wireless Systems, Inc., and
     Advanced Wireless Systems, Inc., entered on August 6, 2000.

16.1*Letter of Brown, Armstrong, Randall, Reyes, Pauldin & McCown
     Accounting Corporation regarding change in certifying certifying accountant.

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*    Incorporated by reference to the Company's Form 8-K dated August 6,
     2000.

**   Filed herewith.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED WIRELESS SYSTEMS, INC.


Date: May 22, 2001                 /s/ Stan Wilson
                                   --------------------------------
                                   Stan Wilson, President

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                              EXHIBIT 2.8


                    PLAN AND AGREEMENT OF REORGANIZATION

     This Plan and Agreement of Reorganization (the "Agreement") is executed as of September 8, 2000, between Advanced Wireless Systems, Inc., an Alabama corporation (the "Purchaser"); Daybreak Auto Recovery, Inc., a California corporation (the "Acquired Corporation"); and the shareholders of the Acquired Corporation listed on the attached Schedule "A" (the "Shareholders").


RECITALS

     A.  This Agreement contemplates a reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The Purchaser will acquire from the Shareholders, all of the issued and outstanding shares of common stock of the Acquired Corporation, in exchange solely for shares of common stock of the Purchaser. Under this Agreement, the Acquired Corporation will become a subsidiary of the Purchaser.

     B. Immediately prior to the Closing of this Agreement, the Shareholders will own 1,000,000 shares of Common Stock, $0.01 par value per share, of the Acquired Corporation, being 100% of the issued and outstanding voting stock of the Acquired Corporation. All such shares will be acquired by the Purchaser on the Closing Date.

     In order to consummate the Agreement, the Purchaser, the Acquired Corporation and the Shareholders, in consideration of the mutual covenants and on the basis of the representations and warranties set forth, agree as follows:


                                 Article 1
                         Exchange of Common Stock

   1.1 Transfer of Acquired Corporation's Common Stock. Subject to the terms and conditions of this Agreement, the Shareholders will transfer and deliver to the Purchaser on the Closing Date all of the certificates for shares of common stock of the Acquired Corporation (the "Daybreak Shares"), duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer as provided in this Agreement. The number of Daybreak Shares to be delivered by each Shareholder is set forth opposite the Shareholder's name on the attached Schedule "A".

   1.2 Consideration for Transfer. In exchange for the Acquired Corporation shares transferred by the Acquired Corporation pursuant to Paragraph 1.1, Purchaser will issue and cause to be delivered on the Closing Date, 2,667,000 shares of Common Stock of the Purchaser (the "AWSS Shares").

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   1.3  Distribution of the AWSS Shares.

        (a) Finder's Fee. The Acquired Corporation has agreed to pay a finder's fee to Daniel J. Demers in the amount of 53,340 AWSS Shares. The parties agree that this finder's fee will be paid out of, and not in addition to, the 2,667,000 AWSS Shares to be issued pursuant to Paragraph 1.2.

        (b) Allocation of the Stockholders. The remaining 2,613,660 AWSS Shares will be titled and issued to the Shareholders on a pro rata basis.

   1.4 Closing Date. Subject to the conditions precedent set forth in this Agreement, and the other obligations of the parties set forth in this Agreement, the Plan of Reorganization shall be consummated at the offices the Purchaser, 716 College Avenue, Suite A-2, Santa Rosa, California 95404, on September 8, 2000, at the hour of 10:00 a.m. Pacific Time, or at any other place and date as the parties fix by mutual consent. Consummation shall include the delivery by the Shareholders of all of the Daybreak Shares, as provided in Paragraph 1.1 of this Agreement, and the delivery by the Purchaser of its shares of Common Stock, as provided in Paragraphs 1.2 and 1.3 of this Agreement. The date of the consummation of this Agreement is called the "Closing Date."


                                 Article 2
                     Representations And Warranties of
                           Acquired Corporation

   2.1 Organization and Standing of Acquired Corporation. The Acquired Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, with corporate power to own property and carry on its business as it is now being conducted.

   2.2 Capitalization. The Acquired Corporation has an authorized capitalization of One Million (1,000,000) shares of capital stock, all of one class, of the par value $0.01 per share, and as of the date of this Agreement 1,000,000 shares are issued and outstanding, fully paid, and nonassessable. There are no outstanding subscriptions, options, contracts, commitments, or demands relating to any authorized but unissued stock of the Acquired Corporation or other agreements of any character under which the Acquired Corporation would be obligated to issue or purchase shares of its capital stock.

   2.3 Authorization. The execution, delivery and performance by the Acquired Corporation of this Agreement and the consummation by the Acquired Corporation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Acquired Corporation and constitutes the valid and binding obligations of the Acquired Corporation enforceable in accordance with its terms. The execution, delivery and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Acquired Corporation will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or
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
provisions of, or constitute a default under, or require a consent or waiver under, the Articles of Incorporation or Bylaws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Acquired Corporation is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Acquired Corporation.

   2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Acquired Corporation in connection with the execution and delivery of this Agreement; the offer, issuance, sale and delivery of the Shares; or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as will have been made prior to and will be effective on and as of the Closing Date.

   2.5 Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Acquired Corporation's knowledge, any basis therefor or thereof, against the Acquired Corporation, that questions the validity of this Agreement or the right of the Acquired Corporation to enter into or perform this Agreement, or that could reasonably be expected to have, either individually or in the aggregate, any material adverse effect on the Acquired Corporation or this Agreement.

   2.6 Conduct of Business by Acquired Corporation Pending Closing. During the period commencing on the date hereof and continuing through the Closing Date, the Acquired Corporation shall have:

        (a) maintained all qualifications to transact business and remained in good standing in the State of California and in such other jurisdictions in which it owns or leases any property, or conducts any business so as to require such qualification.

        (b) conducted its business in, and only in, the ordinary course and, to the extent consistent with such business, shall have preserved intact its current business organization and its properties and assets in good condition and repair.

        (c) not (i) amended its articles of incorporation or bylaws, (ii) acquired by merging or consolidating with, or agreeing to merge or consolidate with, or purchased substantially all of the stock or assets of, or acquired, any business or any corporation, partnership, association, or other business organization or division thereof, (iii) entered into any partnership or joint venture, (iv) declared, set aside, made or paid any dividend or other distribution in respect of its capital stock or purchased or redeemed, directly or indirectly, any shares of its capital stock, (v) issued or sold any shares of its capital stock of any class or any options, warrants, conversion or other rights to purchase any such shares or any securities convertible into or exchangeable for such shares or (vi) liquidated or dissolved or obligated themselves to do so.

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        (d)  not incurred any indebtedness, sold any debt securities or lent money to or guaranteed the indebtedness of any person or restructured or refinanced their existing indebtedness or paid any intercompany debt.

        (e) not made any change in the accounting principles, methods, records or practices followed by them or depreciation or amortization policies or rate heretofore adopted by it.

        (f) complied promptly with all requirements that applicable law may impose upon it in its operations and with respect to the transactions contemplated by this Agreement.

        (g) not have sold, transferred, licensed, leased, or otherwise disposed of, or suffered or caused the encumbrance by lien upon any of their properties or assets, tangible or intangible, or any interest therein.

        (h) not terminated or modified any agreement to which it is a party and shall have met all of its contractual obligations in accordance with its respective terms.

        (i) not purchased or entered into any contract to purchase any assets.

        (j) used its best efforts to obtain any consent, authorization or approval of, or exemption by, any Person required to be obtained or made by any party hereto in connection with the transactions contemplated hereby or the taking of any action in connection with the consummation thereof.

        (k) maintained any insurance policies in full force and effect and shall not have done, permitted or willingly allowed to be done any act by which any of the insurance policies may be suspended, impaired, or canceled.

        (l) not canceled, compromised, released or discharged any claim upon or against any person or entity or waived any right.

        (m) maintained in full force and effect, and complied with, all permits.

   2.7 Conduct of Business by the Daybreak Auto Recovery Subsidiary Post Closing. Effective on the Closing Date, all cash, accounts receivable, revenues and other income produced by the Daybreak Auto Recovery subsidiary will be forwarded to Purchaser, who will administer the financial affairs of the Daybreak Auto Recovery subsidiary. The parties agree and understand that all expenses of the Daybreak Auto Recovery subsidiary, including wages and salaries to its officers, directors, and employees of the Daybreak Auto Recovery subsidiary, will be paid from revenues generated by the Daybreak Auto Recovery subsidiary and not from operating funds of the Purchaser.

   2.8 Assets and Liabilities. The Acquired Corporation represents and warrants that, as of the Closing Date, the assets, rights, properties, obligations, and liabilities described in Exhibit 2.8 shall be owned by the Purchaser.

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   2.9  Brokers or Finders.  Other than the finder's fee to be paid to Daniel
J. Demers, pursuant to Paragraph 1.3(a), the Acquired Corporation has not incurred any liability for brokerage fees, agents' commissions, financial advisory fees or other similar forms of compensation in connection with this Agreement or any form of transaction contemplated hereby, and the Acquired Corporation has not made any payment on account of such liability.


                                 Article 3
                     Representations And Warranties of
                                 Purchaser

   3.1 Organization and Standing of Purchaser. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Alabama, with corporate power to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of Purchaser, that have been certified by the Secretary of State of Alabama, are complete and accurate as of the date of this Agreement.

   3.2 Capitalization. Purchaser has an authorized capitalization of One Hundred Fifty Million (150,000,000) shares of common stock of the par value of $0.01 per share, of which 15,818,221 shares are issued, outstanding, and fully paid as of the date of this Agreement. In addition, 284,410 AWSS Shares are currently held in an escrow account.

   3.3 Authorization. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and binding obligations of the Purchaser enforceable in accordance with its terms. The execution, delivery and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Purchaser will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Articles of Incorporation or Bylaws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Purchaser is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Purchaser.

   3.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Purchaser in connection with the execution and delivery of this Agreement; the offer, issuance, sale and delivery of the Shares; or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as will have been made prior to and will be effective on and as of the Closing.

   3.5 Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Purchaser's knowledge, any basis

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therefor or thereof, against the Purchaser, that questions the validity of this Agreement or the right of the Purchaser to enter into or perform this Agreement, or that could reasonably be expected to have, either individually or in the aggregate, any material adverse effect on the Purchaser or this Agreement, except as described in Exhibit 3.5.

   3.6 Election and Replacement of AWSS Director. On or before the Closing Date, the Board of Directors of the Purchaser shall have resolved to elect Brent Doyle as a director of Purchaser's board of directors to replace one of its current directors.

   3.7 Employment of Brent Doyle. In conjunction with the Closing of this reorganization, the Acquired Corporation agrees to enter into an Executive Employment Agreement to employ Brent Doyle as President of the newly-formed Daybreak Auto Recovery subsidiary, at an annual salary of Seventy Thousand Dollars ($70,000) per year.


                                 Article 4
             Representations and Warranties of the Shareholders

     Each of the Shareholders severally represents and warrants to the Purchaser as follows:

   4.1  Purchase for Investment, Sophistication, Etc.

        (a) Such Shareholder is acquiring the AWSS Shares for his or her own account for investment not as a nominee or agent and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. Except as contemplated by this Agreement, and the exhibits hereto and thereto, such Shareholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Shareholder acknowledges the restrictions on transfer of the AWSS Shares set forth in this Agreement.

        (b) Such Shareholder understands that the AWSS Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act") for the reason that the offer and sale of AWSS Shares provided for in this Agreement and the issuance of securities hereunder is exempt from registration under one or more exemptions from registration pursuant to the Securities Act, including pursuant to Section 4(2) thereof, and that the Purchaser's reliance on such exemption is predicated in part on such Shareholder's representations set forth herein.

        (c) Such Shareholder believes that such Shareholder has received all the information that such Shareholder considers necessary or appropriate for deciding whether to purchase the AWSS Shares. Such Shareholder has had an opportunity to ask questions and receive answers from the Purchaser regarding the terms and conditions of the offer and sale of the AWSS Shares and the business, properties, prospects and financial condition of the Purchaser and to obtain additional information (to the extent that the Purchaser possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such
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Shareholder or to which such Shareholder has access.  The foregoing, however, does not limit or modify the representations or warranties of the Purchaser in
Article 3 or the right of the Shareholders to rely thereon.

        (d) Such Shareholder is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to the Purchaser and acknowledges that such Shareholder is able to fend for himself, herself or itself; can bear the economic risk of such Shareholder's investment; and has such knowledge and experience in financial and business matters that such Shareholder is capable of evaluating the merits and risks of the investment in the AWSS Shares.

        (e) Such Shareholder understands that the AWSS Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and, that in the absence of an effective registration statement covering such AWSS Shares or an available exemption from registration under the Securities Act, the AWSS Shares must be held indefinitely.

   4.2 Authority. Such Shareholder has full power and authority to enter into and to perform this Agreement in accordance with its terms, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Shareholder.


                                 Article 5
          Conduct of Business of Purchaser Pending Closing Date

   5.1 Conduct of Business in Its Ordinary Course. Purchaser will carry on its business in substantially the same manner as before the date of execution of this Agreement.

   5.2. Satisfy Conditions Precedent. Purchaser will use its best efforts to satisfy all conditions precedent contained in this Agreement.


                                 Article 6
                      Compliance with Securities Laws

   6.1 No Transfers in Violation of the 1933 Act. The Purchaser covenants and represents that none of the shares of AWSS Common Stock that will be issued to the Shareholders pursuant to this Agreement, will be offered, sold, assigned, pledged, transferred, or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act and the rules and regulations of the Securities and Exchange Commission under the Securities Act. The Shareholders covenant and represent that none of the Daybreak Shares that will be transferred to the Purchaser pursuant to this Agreement, will be offered, sold, assigned, pledged, transferred, or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act and the rules and regulations of the Securities and Exchange Commission under the Securities Act.

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   6.2  Investment Legend on Certificates. The Shareholders agree that the certificates evidencing the shares of the Purchaser that the Shareholders will receive under this Agreement, and the Purchaser agrees that the certificates evidencing the shares of the Acquired Corporation that the Purchaser will receive under this Agreement, will each contain the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN
     THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, OR A PRIOR OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.


                                 Article 7
                    Actions to Be Taken at the Closing

     The following actions shall be taken at the Closing, each of which shall be conditioned on completion of the other and shall be deemed to have taken place simultaneously.

   7.1 Acquired Corporation's Stock Certificates. The Shareholders shall deliver to the Purchaser the stock certificates representing all of the outstanding common stock of the Acquired Corporation, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, in accordance with the terms of Article 1 of this Agreement.

   7.2 Issuance of New Share Certificates. The Purchaser shall deliver to the Shareholders stock certificates representing 2,613,660 shares of AWSS stock, issued to and in the names of each of the Shareholders in the amounts listed opposite their names on Schedule "A". The Purchaser shall also deliver a stock certificate representing 53,340 shares of AWSS stock, issued to and in the name of Daniel J. Demers.

   7.3 Execution of Employment Agreement. At or prior to Closing, Acquired Corporation shall have entered into an Executive Employment Agreement employing Brent Doyle as President of the Daybreak Auto Recovery subsidiary.

   7.4 Election of Director. At or prior to Closing, Purchaser shall have issued a resolution electing Brent Doyle to the board of directors of Purchaser.


                                 Article 8
                                Termination

     This Agreement may be terminated at any time prior to the Closing Date by mutual written agreement of the parties hereto.

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                                 Article 9
                               Miscellaneous

   9.1 Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by each of the parties.

   9.2  Waiver.  Either Purchaser or Shareholder may, in writing:

        (a) Extend the time for the performance of any of the obligations of any other party to the Agreement.

        (b) Waive any inaccuracies and misrepresentations contained in this Agreement or any document delivered pursuant to the Agreement made by any other party to the Agreement.

        (c) Waive compliance with any of the covenants or performance of any obligations contained in this Agreement by any other party to the Agreement.

        (d) Waive the fulfillment of any condition precedent to the performance by any other party to the Agreement.

   9.3  Assignment.

        (a) Neither this entire Agreement nor any right created by the Agreement shall be assignable by either the Shareholder or the Purchaser without the prior written consent of the other, except by the laws of succession.

        (b) Except as limited by the provisions of subparagraph (a), this Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties, as well as the parties.

        (c) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

   9.4. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed:

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In the case of the Purchaser, to:

          Advanced Wireless Systems, Inc.
          716 College Avenue, Suite A-2
          Santa Rosa, CA 95404
          Attention: Thomas M. Howard, President

     With a copy to:

          Sheinfeld, Maley & Kay, P.C.
          301 Congress Avenue, Suite 1400
          Austin, TX 78701
          Attention: Lee Polson

or to such other person or address designated by Purchaser to receive notice.

In the case of the Acquired Corporation, to:

          Daybreak Auto Recovery, Inc.
          P.O. Box 125
          Graton, CA 95444
          Attention: Brent Doyle, President

     With a copy to:

          Roger J. Illsley, Esq.
          703 Second Street, 4{th} Floor
          Santa Rosa, CA 95404

     or to such other person or address designated by the Acquired Corporation to receive notice.

     In the case of the Shareholders, to the address designated by each Shareholder on Exhibit 9.4.

     9.5   HEADINGS.   Paragraph  and  other  headings  contained  in  this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.6 ENTIRE AGREEMENT; COUNTERPARTS. This instrument and the schedules and exhibits to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement and supersede all prior agreements, arrangements and understandings related to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by the Acquired Corporation or Purchaser that is not embodied in this Agreement or in any documents referred to herein, and neither Acquired Corporation, nor Purchaser shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. This Agreement may be executed in any number of counterparts but the aggregate of the counterparts together constitute one and the same instrument.

     9.7 EFFECT OF PARTIAL INVALIDITY. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal, or unenforceable provisions.

     9.8 CONTROLLING LAW. The validity, interpretation, and performance of this agreement shall be controlled by and construed under the laws of the State of Alabama.

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     9.9  SPECIFIC PERFORMANCE.  The parties  declare that it is impossible to measure in money the damages that will accrue to a party or its successors as a result of any other party's failure to perform any of the obligations under this Agreement. Therefore, if a party or its successor institutes any action or proceeding to enforce the provisions of this Agreement, any party opposing such action or proceeding agrees that specific performance may be sought and obtained for any breach of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ADVANCED WIRELESS SYSTEMS, INC., PURCHASER


______________________________
Thomas M. Howard, President


DAYBREAK AUTO RECOVERY, INC., ACQUIRED CORPORATION


______________________________
Brent Doyle, President




SHAREHOLDERS OF DAYBREAK AUTO RECOVERY, INC.:



______________________________
Brent Doyle



______________________________
Heidi O. Doyle



______________________________
Steven M. Schneider

                              Schedule "A" to
                   Plan and Agreement of Reorganization

Name of Shareholder   Number of Daybreak   Number of AWSS Shares
                       Shares Exchanged           Received
-------------------   ------------------   ---------------------
Brent Doyle                375,000                1,000,125
Heidi O. Doyle             375,000                1,000,125
Steven M.                  250,000                  666,750
Schneider

                              EXHIBIT 2.7 TO
                   PLAN AND AGREEMENT OF REORGANIZATION

Assets, Liabilities, Properties, and Rights of Daybreak Auto Recovery, Inc.

ASSETS:
Capital Leases:
1998 Chevrolet 3500 (VIN # 1GBKC34JSWF063945)
1999 GMC Truck (VIN # 1GCKC34J9XF050614)
1999 Chevrolet 3500 (VIN # 1GBKC34J3XF082113)
1996 Chevrolet 3500 (VIN # 1GCGC34RXTE228692)
2000 Chevrolet 3500 (VIN # 1GBKC34J4YF422158)
2000 Ford F-450 (VIN # 1FDXF46F1YEC26638)

Computers/Furniture (Graton, CA location)
Printer (February 1999)
Office furniture (March 1999)
Computer parts (April 1999)
Furniture (June 1999)
Chairs (June 1999)
Printer (June 1999)
Computer (June 1999)
Computer (September 1999)
Computer (October 1999)
Monitor (October 1999)
Phones (October 1999)

Computers/Furniture (San Jose, CA location)
Computer (September 1999)
Phone and accessories (September 1999)
Computer (September 1999)
Computer parts (October 1999)
Software
REPO Software

LIABILITIES:
None, other than leases on trucks.

PROPERTIES:
None.

RIGHTS:
     All contracts and agreements with banks, credit unions and other groups or agencies which enable Daybreak to perform its services.

                              EXHIBIT 3.5 TO
                   PLAN AND AGREEMENT OF REORGANIZATION

           Litigation Involving Advanced Wireless Systems, Inc.


On October 28, 1999 Digital Wireless Systems, Inc. ("DWSI") filed a complaint against Decathlon Communications, Inc. ("Decathlon") alleging that Decathlon owed it $210,745 for digital compression equipment that was paid for, but not delivered, and asserting damages in the amount of $582,280. On February 23, 2000, the U.S. Bankruptcy Court - Middle District of Tennessee heard Decathlon's motion for a change of venue and ruled that Colorado was the proper venue. DWSI subsequently filed its lawsuit in the Federal Bankruptcy Court in Denver, Colorado.

In May 2000, Decathlon filed lawsuits in the U.S. District Court - District of Colorado against the Baton Rouge Wireless Cable Television LLC and the Shreveport Wireless Cable Television Partnership alleging that each entity was in breach of its contract with Decathlon by failing to pay the remaining balance on digital compression equipment. DWSI, and now AWSS, in accordance with the terms of their respective asset purchase agreements, have assumed the defense for these cases.

On August 25, 2000, AWSS and Decathlon began discussions to settle the three lawsuits out of court. We cannot now predict the outcome of these settlement discussions or, if an out-of-court settlement cannot be achieved, the underlying lawsuits.

                              Exhibit 9.4 to
                   Plan and Agreement of Reorganization

         Addresses of Shareholders of Daybreak Auto Recovery, Inc.


Brent Doyle
3025 Gravenstein Highway North
Sebastopol, CA 95472

Heidi O. Doyle
3025 Gravenstein Highway North
Sebastopol, CA 95472

Steven M. Schneider
P.O. Box 295
Fulton, CA 95439